____________________________________________________________________________


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: April 14, 2003
                                         --------------



                                 IA Global, Inc.
                                 ---------------
               (Exact Name of Registrant as specified in Charter)



         Delaware                      1-15863                  13-4037641
         --------                      -------                  ----------
(State or other jurisdiction     (Commission File No.)        (IRS Employer
     of incorporation)                                    Identification Number)



        533 Airport Boulevard, Suite 400, Burlingame, CA        94010
        ------------------------------------------------        -----
           (Address of principal executive offices)           (Zip Code)




       Registrant's telephone number, including area code: (650) 685-2403
                                                           --------------

  ____________________________________________________________________________

Item 9.  Regulation FD Disclosure

(a) Certification of Annual Report by Chief Executive Officer


                 CERTIFICATION OF CHIEF EXECUTIVE OFFICER UNDER
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Alan Margerison, hereby certify that the annual report on Form 10-K of the Registrant for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                        /s/ Alan Margerison
                                        -------------------
                                        Alan Margerison
                                        Chief Executive Officer
                                        April 14, 2003


(b) Certification of Annual Report by Chief Financial Officer


                 CERTIFICATION OF CHIEF FINANCIAL OFFICER UNDER
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Satoru Hirai, hereby certify that the annual report on Form 10-K of the Registrant for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                        /s/ Satoru Hirai
                                        ----------------
                                        Satoru Hirai
                                        Chief Financial Officer
                                        April 14, 2003

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 14, 2003                  IA Global, Inc.
                                        (Registrant)

                                        By: /s/ Satoru Hirai
                                            ----------------
                                            Satoru Hirai
                                            Chief Operating Officer and
                                            Chief Financial Officer


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